

<ARTICLE>                     5
<LEGEND>
     This schedule  contains summary  financial  information  extracted from the balance shet of CNL  Hospitality  Properties,  In. at December 31, 1999, and its
statement  of income for the year then ended and is qualified in its entirety by reference  to the Form 10-K of CNL  Hospitality  Properties,  Inc.  for the year ended December 31, 1999

</LEGEND>

<PERIOD-TYPE>                                  Year
<FISCAL-YEAR-END>                              Dec-31-1999
<PERIOD-START>                                 Jan-01-1999
<PERIOD-END>                                   Dec-31-1999
<CASH>                                         107,248,071 <F1>
<SECURITIES>                                   0
<RECEIVABLES>                                  112,184
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               0<F2>
<PP&E>                                         113,831,105
<DEPRECIATION>                                 1,603,334
<TOTAL-ASSETS>                                 266,968,274
<CURRENT-LIABILITIES>                          0<F2>
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       289,029
<OTHER-SE>                                     252,765,810
<TOTAL-LIABILITY-AND-EQUITY>                   266,968,274
<SALES>                                        0
<TOTAL-REVENUES>                               10,677,505
<CGS>                                          0
<TOTAL-COSTS>                                  2,318,717
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             248,094
<INCOME-PRETAX>                                7,515,988
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            7,515,988
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   7,515,988
<EPS-BASIC>                                  0.47
<EPS-DILUTED>                                  0.45

<F1>Cash   includes   certificate  of  deposit  and  restricted  cash  totalling
$5,000,000 and $275,630, respectively.

<F2>Due to the nature ofits industry,  CNL Hospitality  Properties,  Inc. has an unclassified balance sheet, therefore, no values are listed above for current assets and current liabilities.



